SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 April 21, 1997
               --------------------------------------------------
                Date of Report (date of earliest event reported)



                             MEDNET, MPC CORPORATION
            ---------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

     Nevada                   0-17120                       88-0215949
   ----------             --------------                  ---------------
   (State or other        (Commission File                (IRS Employer
    jurisdiction of        Number)
                        Identification
    Incorporation)                                         Number)

                               871-C Grier Drive
                            Las Vegas, Nevada 89119
                    ----------------------------------------
                    (Address of principal executive offices)



                                  702-361-3119
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 4.  Changes in Registrant's Certifying Accountant
------------------------------------------------------

         McGladrey & Pullen, LLP ("McGladrey"), the Company's independent auditors, notified the Company on April 14, 1997, of their resignation as auditors effective immediately. McGladrey stated that their resignation is the result of (i) the Company's inability to provide McGladrey with adequate documentation evidencing the occurence and legal enforceability of a purported warrant extension transaction (Jann Warrant Extension) that was recorded in the first quarter of 1996, (ii) their conclusion that they were no longer able to rely on management's representations, and (iii) significant unresolved accounting matters relating to the Company's financial statements as of and for the year ended December 31, 1996, including disclosure and accrual of litigation loss contingencies. McGladrey had been retained to audit the Company's financial statements for the year ended December 31, 1996, but had not issued a report on such financial statements at the time of its resignation.

         McGladrey's audit report on the financial statements for the years ended December 31, 1994 and 1995 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the Company's two most recent fiscal years and the interim period preceding McGladrey's resignation, the Company and McGladrey had "disagreements" (as such term is used in Regulation S-K, Item 304) regarding the following matters:

         A. The accounting treatment in the first quarter of 1996 for the extension of certain warrants originally issued to consultants in 1991, the Jann Warrant Extension;

         B.  The adequacy of the  reserve for bad debt at December  31, 1996;


         C.  The need for certain litigation-related  accruals and  disclosures;
and

         D. The need to restate the first, second, and third quarters of 1996 as a result of the significant adjustments in the fourth quarter of 1996.

         The Company's audit committee discussed each of the disagreements described above with McGladrey.


         The Company had determined to increase its reserve for bad debts, increase its litigation-related accruals, and to restate the first, second, and third quarter of 1996.

         The Company has provided McGladrey with a copy of this report prior to filing this report with the Securities and Exchange Commission. The Registrant has received from McGladrey a letter addressed to the Securities and Exchange Commission stating it agrees with the statements made in this report. The letter is filed as an exhibit to this report.

         Pursuant to Regulation S-K, Item 304 (A)(1)(iv)(C) the Company has instructed McGladrey & Pullen to respond fully to inquiries of successor accountants.


                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MEDNET, MPC CORPORATION



Dated:  April 21, 1997                       By  /s/ Robert Bagdasarian
                                                 -------------------------------
                                                 Name:  Robert Bagdasarian
                                                 Title: Chief Executive
                                                         Officer

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